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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2008

ADS MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

UTAH	000-24778	87-0505222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12758 Cimarron Path, Suite B-128

San Antonio, Texas 78249-3426

(Address of principal executive office)

Issuer's telephone number: (210) 655-6613

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Director

ADS Media Group, Inc., announced that Ernest Bromley has resigned from its board of directors effective August 20, 2008. In tendering his resignation, Mr. Bromley did not express any disagreement with the company on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADS MEDIA GROUP, INC.

Date: August 20, 2008	/s/ Michael Wofford
Michael Wofford, Chief Financial Officer